SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 9, 2004 (March 8, 2004)



                          SkyTerra Communications, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                      000-13865                     23-2368845
 (State or Other             (Commission File No.)             (IRS Employer
 Jurisdiction of                                            Identification No.)
  Incorporation)


            19 West 44th Street, Suite 507, New York, New York 10036
        ---------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (212) 730-7540
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events

On March 9, 2004, the Company issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number         Description
------         -----------

99.1           Press release issued by SkyTerra Communications, Inc. on
               March 9, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            SKYTERRA COMMUNICATIONS, INC.
                                                     (Registrant)

DATE: March 9, 2004                         By: /s/ Robert C. Lewis
                                               --------------------------------
                                           Name:   Robert C. Lewis
                                           Title:  Senior Vice President and
                                                   General Counsel

                                                                  Exhibit 99.1


SkyTerra Communications, Inc.                           Contact:
19 W. 44th St., Suite 507                               Robert Lewis
New York, New York 10036                                Senior Vice President
                                                        and General Counsel
                                                        212-730-7540
                                                        info@skyterracom.com

SKYTERRA COMMUNICATIONS, INC. EXECUTES AGREEMENT FOR PURCHASE OF VERESTAR ASSETS

March 9, 2004, SkyTerra Communications, Inc. (OTC BB: SKYT) announced today that it has executed an asset purchase agreement to acquire, through a newly formed subsidiary, substantially all of the assets and business of Verestar, Inc. and its subsidiaries, which are currently in bankruptcy. As part of the transaction, SkyTerra will also acquire the outstanding equity of Verestar A.G., Verestar's non-bankrupt Swiss operating subsidiary. Verestar is a leading global provider of integrated satellite and fiber services to government organizations, multi-national corporations, broadcasters and communications companies. By utilizing leased satellite and terrestrial capacity, its teleports in the United States and Europe, and a team of approximately 200 employees, Verestar designs, engineers and deploys managed networks for data, voice and video communications services.

The transaction is subject to a number of contingencies, including an auction on March 30, 2004 at which Verestar will consider other qualifying offers, and final approval by the bankruptcy court and the Federal Communications Commission.

Pursuant to the purchase agreement, if SkyTerra is the winning bidder at the auction on March 30 and the bankruptcy court approves the transaction, SkyTerra will, among other things, provide the estate of Verestar with $7.0 million in cash and loan forgiveness, including forgiveness of the existing senior secured note payable to SkyTerra, and will provide the estate of Verestar with 19.9% of the equity of the newly formed SkyTerra subsidiary that will acquire the business and assets. In addition, SkyTerra will provide an additional $3 million in funding to the new business upon closing of the purchase.

Caution Concerning Forward-Looking Statements
---------------------------------------------

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from these expectations due to our ability to close the Verestar purchase, our success at the auction, at which we may be outbid, and approval by the court and the FCC. Actual results may also differ materially from these expectations depending upon whether our subsidiary which purchases Verestar can retain or expand Verestar's customer base, control its costs, meet revenue projections and achieve profitability. Additional factors are detailed in the documents filed by SkyTerra Communications, Inc. with the Securities and Exchange Commission, including, but not limited to, those contained under the Risk Factors section of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on February 28, 2003. The Company assumes no obligation to update any such forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.